Exhibit 99.1

Cisco Intends to Acquire Acacia Communications

•	Acacia’s coherent optics technology empowers webscale companies, service providers, and data center operators to meet the fast-growing consumer demands for data

•	Acacia is headquartered in Maynard, Massachusetts and is publicly traded on the NASDAQ

•	Innovation across software, silicon and optics is fueling Cisco’s initiative to make networks smarter, simpler and more secure

SAN JOSE, Calif. and MAYNARD, Mass. – July 9, 2019: Cisco (NASDAQ: CSCO) and Acacia Communications (NASDAQ: ACIA) today announced they have entered into a definitive agreement under which Cisco has agreed to acquire Acacia. An existing Cisco supplier, Acacia designs and manufactures high-speed, optical interconnect technologies that allow webscale companies, service providers, and data center operators to meet the fast-growing consumer demands for data.

Under the terms of the agreement, Cisco has agreed to acquire Acacia for $70.00 per share in cash, or for approximately $2.6 billion on a fully diluted basis, net of cash and marketable securities. As Cisco and Acacia come together, Cisco plans to support Acacia’s existing customers and new customers that want industry-leading coherent optics, digital signal processing / photonic integrated circuit modules, and transceivers for use in networking products and data centers.

“By innovating across software, silicon and optics, Cisco is reinventing every domain of the network with our intent-based architectures,” said David Goeckeler, executive vice president and general manager of Cisco’s networking and security business. “With the explosion of bandwidth in the multi-cloud era, optical interconnect technologies are becoming increasingly strategic. The acquisition of Acacia will allow us to build on the strength of our switching, routing and optical networking portfolio to address our customers’ most demanding requirements.”

Cisco offers a full portfolio of optical systems to support webscale, service provider, enterprise, and public sector customer segments. These optical systems address performance, power, and cost requirements. Acacia’s technology will enrich Cisco’s optical systems portfolio. It will also allow the growing number of customers transitioning from chassis-based systems to pluggable technology to simplify operations and reduce network complexities.

“Coherent technology has been a game-changer for optical networking and continues to evolve with the deployment of pluggable coherent optics,” said Raj Shanmugaraj, president and chief executive officer, Acacia. “Upon close, Cisco and Acacia will continue to serve and support existing Acacia customers. By integrating Acacia technology into Cisco’s networking portfolio, we believe we can accelerate the trend toward coherent technology and pluggable solutions while accommodating a larger footprint of customers worldwide.”

The acquisition is expected to close during the second half of Cisco’s FY2020, subject to customary closing conditions and required regulatory approvals. Upon completion of this transaction, Acacia employees will join Cisco’s Optical Systems and Optics business within the networking and security business under David Goeckeler.

For additional information about Cisco’s intent to acquire Acacia, please read the blog from the head of Cisco’s Optical Systems and Optics business, Bill Gartner.

Investor and Media Call

Cisco’s senior vice president of Optical Systems and Optics business Bill Gartner will join Acacia Communications’ president and chief executive officer, Raj Shanmugaraj, to host a joint investor, media and industry analyst call on July 9 at 6:00 am PT/9:00 am ET to discuss the proposed transaction. To view the webcast visit https://investor.cisco.com. Toll free dial in: 800-369-2024; or toll: 1-630-395-0204; Passcode: 2557251. Conference call replay will be available approximately one hour after the conclusion of the event on July 9, 2019 to July 23, 2019 at toll free: 800-568-4204 or toll: 203-369-3290. The replay also will also be available via webcast on the Cisco Investor Relations website at http://investor.cisco.com.

About Cisco

Cisco (NASDAQ: CSCO) is the worldwide technology leader that has been making the internet work since 1984. Our people, products and partners help society securely connect and seize tomorrow’s digital opportunity today. Discover more at newsroom.cisco.com and follow us on Twitter at @Cisco.

About Acacia Communications

Acacia Communications develops, manufactures and sells high-speed coherent optical interconnect products that are designed to transform communications networks through improvements in performance, capacity and cost. By implementing optical interconnect technology in a silicon-based platform, a process Acacia Communications refers to as the “siliconization of optical interconnect,” Acacia Communications is able to offer products at higher speeds and density with lower power consumption, that meet the needs of cloud and service providers and can be easily integrated in a cost-effective manner with existing network equipment. For more information about Acacia, visit www.acacia-inc.com or follow on Twitter at @AcaciaComms.

Cisco and the Cisco logo are trademarks or registered trademarks of Cisco and/or its affiliates in the U.S. and other countries. A listing of Cisco’s trademarks can be found at www.cisco.com/go/trademarks.

The Acacia name and logo and the Acacia logo are registered trademarks of Acacia Communications, Inc. in the U.S.A. and other countries. All other trademarks mentioned herein are the property of their respective companies.

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Cisco Press Relations:	Cisco Analyst Relations:	Cisco Investor Relations
Gareth Pettigrew	Ben Culp	Carol Villazon
+1 604-647-2326	+1 949 823 3787	+1 408-527-6538
gpettigr@cisco.com	beculp@cisco.com	carolv@cisco.com

Acacia Press Relations	Acacia Investor Relations	Acacia Investor Relations
Kelly Karr	Monica Gould	Lindsay Savarese
+1 408-718-9350	+1 212-871-3927	+1 212-331-8417
PR@acacia-inc.com	IR@acacia-inc.com	IR@acacia-inc.com

Forward Looking Statements

This press release may be deemed to contain forward-looking statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should be considered to be forward-looking statements, although not all forward-looking statements contain these identifying words. Readers should not place undue reliance on these forward-looking statements. Forward-looking statements may include statements regarding the expected benefits to Cisco, Acacia and their respective customers from completing the acquisition, integration of Acacia’s technology into Cisco’s networking portfolio, accelerating the trend toward coherent technology and pluggable solutions, supporting Acacia’s current merchant business, including Acacia’s existing customers and new customers, and the expected completion of the acquisition. Statements regarding future events are based on the parties’ current expectations and are necessarily subject to associated risks related to, among other things, the risk that the proposed acquisition may not be completed in a timely manner, or at all, which may adversely affect Acacia’s business and the price of its common stock, obtaining Acacia’s stockholder and regulatory approval of the acquisition or that other conditions to the closing of the transaction may not be satisfied, the effect of the announcement or pendency of the proposed acquisition on Acacia’s business, operating results, and relationships with customers, suppliers, competitors and others, risks that the proposed acquisition may disrupt Acacia’s current plans and business operations, risks related to the diverting of management’s attention from Acacia’s ongoing business operations, the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement, the outcome of any legal proceedings related to the transaction, general economic conditions, the retention of employees of Acacia and the ability of Cisco to successfully integrate Acacia’s market opportunities, technology, personnel and operations and to achieve expected benefits. Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. For information regarding other related risks, see the “Risk Factors” section of Cisco’s most recent reports on Forms 10-Q and 10-K filed on May 21, 2019 and September 6, 2018, respectively, as well as the “Risk Factors” section of Acacia’s most recent reports on Form 10-Q and Form 10-K filed with the SEC on May 2, 2019 and February 21, 2019, respectively. The parties undertake no obligation to revise or update any forward-looking statements for any reason.

Additional Information and Where to Find It

In connection with the proposed acquisition and required stockholder approval, Acacia will file with the Securities and Exchange Commission a preliminary proxy statement and a definitive proxy statement. The proxy statement will be mailed to the stockholders of Acacia. Acacia’s stockholders are urged to read the proxy statement (including all amendments and supplements) and other relevant materials when they become available because they will contain important information. Investors may obtain free copies of these documents (when they are available) and other documents filed with the SEC at its website at www.sec.gov. In addition, investors may obtain free copies of the documents filed with the SEC by Acacia by going to Acacia’s Investor Relations page on its corporate website at http://ir.acacia-inc.com or by contacting Acacia Investor Relations at (212) 871-3927.

Acacia and its executive officers and directors may be deemed to be participants in the solicitation of proxies from Acacia’s stockholders with respect to the acquisition. Information about Acacia’s directors and executive officers, including their ownership of Acacia securities, is set forth in the proxy statement for Acacia’s 2019 Annual Meeting of Stockholders, which was filed with the SEC on April 3, 2019, Form 8-K filed with the SEC on June 3, 2019, and Acacia’s other filings with the SEC. Investors may obtain more detailed information regarding the direct and indirect interests of Acacia and its respective executive officers and directors in the acquisition by reading the preliminary and definitive proxy statements regarding the transaction, which will be filed with the SEC.

In addition, Cisco and its executive officers and directors may be deemed to have participated in the solicitation of proxies from Acacia’s stockholders in favor of the approval of the transaction. Information concerning Cisco’s directors and executive officers is set forth in Cisco’s proxy statement for its 2018 Annual Meeting of Shareholders, which was filed with the SEC on October 24, 2018, annual report on Form 10-K filed with the SEC on September 6, 2018, Form 8-K filed with the SEC on May 22, 2019, and Cisco’s other filings with the SEC. These documents are available free of charge at the SEC’s website at www.sec.gov or by going to Cisco’s Investor Relations website at https://investor.cisco.com.